APRIL 20, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

Hartford Schroders Global Strategic bond Fund SUMMARY PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED MARCH 16, 2018

AND

hartford schroders funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH MARCH 16, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective immediately, Thomas Sartain, CFA no longer serves as a portfolio manager for Hartford Schroders Global Strategic Bond Fund. Accordingly, all references to Mr. Sartain in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7368	April 2018